UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2018
AgroFresh Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)
One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA (Address of principal executive offices)		19106 (Zip code)
(267) 317-9139 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by AgroFresh Solutions, Inc. (the “Company”) on May 10, 2018 under Items 2.02 and 9.01 (the “Original 8-K”). Amendment No. 1 is being filed solely to correct a typographical error in the press release filed by the Company on May 10, 2018, announcing, among other things, financial results for the quarter ended March 31, 2018 (the “Earnings Release”), which was furnished as Exhibit 99.1 to the Original 8-K (the “Earnings Release”). The Earnings Release erroneously reflected that in the first quarter of 2018 the Company used cash of $15 million to make two interest payments. In fact, the Company made one interest payment of approximately $7 million in the first quarter, and a second interest payment of approximately $8 million on April 2, 2018. A corrected version of the Earnings Release is included herewith as Exhibit 99.1 and is being posted on the Company’s website. There are no additional changes to the Earnings Release or the Original 8-K.

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2018, the Company issued the Earnings Release. A copy of the Earnings Release, as corrected as described above, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and in the Earnings Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Press Release issued by the Company on May 11, 2018, as corrected.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: May 11, 2018

AGROFRESH SOLUTIONS, INC. By: /s/ Thomas Ermi Name: Thomas Ermi Title: Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release issued by the Company on May 10, 2018, as corrected.

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